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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 2004


                          MOONEY AEROSPACE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-21749                      95-4257380
         --------                    -------                      ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)              File No.)                Identification No.)


Louis Schreiner Field, Kerrville, TX                                78028
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (830) 896-6000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 28, 2004, Mooney entered into a Stock Purchase Agreement (the "Agreement") with Allan Holding & Finance Ltd. ("AHF"), a private investment company, pursuant to which Mooney sold its wholly owned subsidiary Mooney Airplane Company to AHF in consideration for which AHF assumed all of Mooney's obligations under its secured debentures (the "Obligations"). AHF also agreed to invest an additional $4,000,000 of capital into Mooney Airplane Company. The Obligations were assumed by AHF pursuant to a separate Assumption Agreement (the "Assumption Agreement"), dated May 28, 2004, by and between Mooney and AHF. On June 1, 2004, Mooney issued a press release (the "MAC Release") announcing the closing of the transactions contemplated under the Agreement and the Assumption Agreement.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On June 1, 2004, Mooney issued a press release (the "Litigation Release") announcing that on May 28, 2004, the Superior Court of the State of California, Los Angeles County issued a judgment against Mooney, affirming a preliminary arbitration award providing for the payment by Mooney of $23,901,617.90 to AP-Long Beach Airport LLC, plus attorney's fees to be determined at a later date. The judgment was issued in connection with proceedings of a claim for alleged damages due to termination by Mooney of its lease at its former headquarters in Long Beach, California.

INCORPORATION BY REFERENCE

         The description of the Agreement, the Assumption Agreement, the MAC Release and the Litigation Release discussed above is qualified in its entirety by reference to such Agreement, Assumption Agreement, MAC Release and such Litigation Release, each of which is attached as an exhibit hereto and incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

                  2.1 Stock Purchase Agreement, dated May 28, 2004, by and between Mooney Aerospace Group, Inc. and Allan Holding & Finance Ltd.

                  2.2 Assumption Agreement, dated May 28, 2004, by and between Mooney Aerospace Group, Inc. and Allan Holding & Finance Ltd.

                  99.1     Press Release, dated June 1, 2004.

                  99.2     Press Release, dated June 1, 2004.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2004

                                    MOONEY AEROSPACE GROUP, LTD.


                                    By: /s/ J. Nelson Happy
                                        ----------------------------------------
                                    Name:  J. Nelson Happy
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

         2.1 Stock Purchase Agreement, dated May 28, 2004, by and between Mooney Aerospace Group, Inc. and Allan Holding & Finance Ltd.

         2.2 Assumption Agreement, dated May 28, 2004, by and between Mooney Aerospace Group, Inc. and Allan Holding & Finance Ltd.

         99.1     Press Release, dated June 1, 2004.

         99.2     Press Release, dated June 1, 2004.